     As filed with the Securities and Exchange Commission on June 28, 2001
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                _______________

                                CERADYNE, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                                       33-0055414

(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                              __________________

               3169 Redhill Avenue, Costa Mesa, California 92626
              (Address of Principal Executive Offices) (Zip Code)

                              __________________

                           1994 STOCK INCENTIVE PLAN
                           (Full title of the plan)

                              __________________
         Howard F. George, Vice President and Chief Financial Officer
                                Ceradyne, Inc.
              3169 Red Hill Avenue, Costa Mesa, California 92626
                    (Name and address of agent for service)

                                (714) 549-0421
         (Telephone number, including area code, of agent for service)

                                   Copy to:
                             Robert E. Rich, Esq.
          Stradling Yocca Carlson & Rauth, a Professional Corporation
                     660 Newport Center Drive, Suite 1600
                        Newport Beach, California 92660
                                (949) 725-4000

                             ____________________
                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                               Proposed              Proposed
                                                                maximum              maximum
               Title of                    Amount to be      offering price         aggregate            Amount of
     securities to be registered          registered(1)        per share         offering price(2)    registration fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock ($.01 par value per
share)................................       150,000               $7.77            $1,165,500            $291.38
=======================================================================================================================

(1) As permitted by General Instruction E to Form S-8 under the Securities Act of 1933, this Registration Statement also relates to an aggregate of 800,000 shares of the Registrant's Common Stock previously registered pursuant to Registration Statements on Form S-8 (Registration Nos. 333-57902, 333-31679 and 33-61675). The contents of such earlier Registration Statements are incorporated herein by this reference.

(2) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(h), on the basis of the price of securities of the same class as determined in accordance with Rule 457(c), using the average of the high and low prices reported by the Nasdaq Stock Market's National Market System on June 21, 2001.
================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the annual report referred to in (a) above.

         (c) The description of the Registrant's Common Stock which is contained in the Registrant's registration statement on Form 8-B filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to the registration statement which indicates that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents, except as to any portion of any future annual or quarterly report to stockholders or document which is not deemed filed under such provisions. For the purposes of this registration statement, any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.


Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         (a) As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation eliminates the liability of directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent otherwise required by the Delaware General Corporation Law.

         (b) The Registrant's Bylaws provide that the Registrant will indemnify each person who was or is made a party to any proceeding by reason of the fact that such person is or was a director or officer of the Registrant against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith to the fullest extent authorized by the Delaware General Corporation Law.

         (c) The Registrant's Bylaws also give the Registrant the ability to enter into indemnification agreements with each of its directors and officers. The Registrant has entered into indemnification agreements with each of its directors and officers, which provide for the indemnification of such directors and officers against any and all expenses, judgments, fines, penalties and amounts paid in settlement, to the fullest extent permitted by law.


Item 7.  Exemption from Registration Claimed.
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits.
         --------

         4.1 Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.31 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

         4.2 Amendment No. 1 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 8, 1995 (Registration No. 33-61675)).

         4.3 Amendment No. 2 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.36 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31,
               1996).

         4.4 Amendment No. 3 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 4.4 to Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 18, 1997 (Registration No. 333-31679)).

         4.5 Amendment No. 4 to the Ceradyne Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.28 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31,
               1998).

         4.6 Amendment No. 5 to the Ceradyne Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.29 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31,
               2000).

         4.7   Amendment No. 6 to the Ceradyne, Inc. 1994 Stock Incentive Plan.

         5.1 Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation.

         23.1 Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in Exhibit 5.1).

         23.2  Consent of Arthur Andersen LLP.

         24.1 Power of Attorney (included on the signature page to the Registration Statement).

Item 9.  Undertakings.
         ------------

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not
         --------  -------
         apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on the 25th day of June, 2001.

                              CERADYNE, INC.

                              By:   /s/ Joel P. Moskowitz
                                    ----------------------
                                    Joel P. Moskowitz, Chairman of the Board,
                                     President and Chief Executive Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Ceradyne, Inc., do hereby constitute and appoint Joel P. Moskowitz and Howard F. George, or either of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite are necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorney-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                                Title                              Date
             ---------                                -----                              ----
/s/  Joel P. Moskowitz                Chairman of the Board, Chief              June 25, 2001
------------------------------        Executive Officer, President and
Joel P. Moskowitz                     Director (principal executive officer)

/s/  Howard F. George                 Vice President--Finance and Chief         June 25, 2001
------------------------------        Financial Officer (principal
Howard F. George                      financial and accounting officer)

/s/  Leonard M. Allenstein            Director                                  June 25, 2001
------------------------------
Leonard M. Allenstein

/s/  Richard A. Alliegro              Director                                  June 25, 2001
------------------------------
Richard A. Alliegro

/s/  Frank Edelstein                  Director                     June 25, 2001
------------------------------
Frank Edelstein


/s/  Paul N. Blumberg                 Director                      June 25, 2001
------------------------------
Paul N. Blumberg


/s/  Wilford D. Godbold, Jr.          Director                     June 25, 2001
------------------------------
Wilford D. Godbold, Jr.


/s/  Milton L. Lohr                   Director                     June 25, 2001
------------------------------
Milton L. Lohr

                                 EXHIBIT INDEX



Exhibit Number                     Description
--------------                     -----------

     4.1  Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to
          Exhibit 10.31 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

     4.2 Amendment No. 1 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 8, 1995 (Registration No. 33-61675)).

     4.3 Amendment No. 2 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.36 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996).

     4.4 Amendment No. 3 to the Ceradyne, Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 4.4 to Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 18, 1997 (Registration No. 333-31679)).

     4.5 Amendment No. 4 to the Ceradyne Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.28 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998).

     4.6 Amendment No. 5 to the Ceradyne Inc. 1994 Stock Incentive Plan (incorporated by reference to Exhibit 10.29 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000).

     4.7  Amendment No. 6 to the Ceradyne, Inc. 1994 Stock Incentive Plan.

     5.1 Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation.

     23.1 Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in Exhibit 5.1).

     23.2 Consent of Arthur Andersen LLP.

     24.1 Power of Attorney (included on the signature page to the Registration Statement).